UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2008

MDWERKS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-118155	33-1095411
(Commission File Number)	(IRS Employer Identification Number)

Windolph Center, Suite I
1020 N.W. 6th Street
Deerfield Beach, FL 33442
(Address of Principal Executive Offices)

(954) 389-8300
(Registrant’s Telephone Number, Including Area Code)

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The use of the terms “we,” “us” or “the Company” in this report shall be deemed to mean MDwerks, Inc., unless the context requires otherwise. References in this report to “our subsidiaries” shall be deemed to mean each of MDwerks Global Holdings, Inc., Xeni Medical Systems, Inc., Xeni Financial Services Corp., Xeni Medical Billing, Corp. and Patient Payment Solutions, Inc.

Item 1.01 Entry into a Material Definitive Agreement

On January 18, 2008, we received net proceeds of $500,000 in connection with a financing provided by Vicis Capital Master Fund, an unaffiliated, accredited institutional investor (the “Investor”). In connection with the financing, we and the Investor entered into a Securities Purchase Agreement, dated January 18, 2008 (the “January Securities Purchase Agreement”), pursuant to which we issued 50 shares of Series B Convertible Preferred Stock, par value $0.001 per share ( “Series B Preferred Stock”), a seven year Series F Warrant to purchase 375,000 shares of our common stock at a price of $2.25 per share and a seven year Series G Warrant to purchase 250,000 shares of our common stock at a price of $2.50 per share.

The Securities Purchase Agreement, dated January 18, 2008, by and between the Investor and us (the “January Securities Purchase Agreement”) provides that our obligations to the Investor under the Series B Preferred Stock, the January Securities Purchase Agreement and the various transaction documents entered into in connection with the January Securities Purchase Agreement (the “January Transaction Documents”) are secured by a lien on all of our assets pursuant to the security agreement, dated September 28, 2007, between us and the Investor (the “Company Security Agreement”). The Company Security Agreement is more fully described below and is attached as an exhibit to our Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2007.

The January Securities Purchase Agreement further provides that our obligations under the Series B Preferred Stock, the January Securities Purchase Agreement and the January Transaction Documents are guaranteed by each of our subsidiaries pursuant to the terms of the guaranty agreements, dated September 28, 2007, between Investor and each of our subsidiaries (the “Guaranty Agreements”). The Guaranty Agreements are more fully described below and are attached as exhibits to our Current Report on Form 8-K, which was filed with the SEC on October 2, 2007.

The January Securities Purchase Agreement also provides that the guaranty obligations of our subsidiaries in connection with the January Securities Purchase Agreement and the January Transaction Documents are secured by the liens on all of the assets of each our subsidiaries, except for the accounts receivable and certain contract rights of Xeni Financial Services, Corp., created pursuant to the security agreements, dated September 28, 2007 by and between our subsidiaries and the Investor (the “Guarantor Security Agreements”). The Guarantor Security Agreements are more fully described below and are attached as exhibits to our Current Report on Form 8-K, which was filed with the SEC on October 2, 2007.

In connection with the sale of the Series B Preferred Stock, we amended the Registration Rights Agreement, dated September 28, 2007, by and between the Investor and us (the “Registration Rights Agreement”), pursuant to which we agreed, in addition to registering the securities previously covered by such Registration Rights Agreement, to register for resale, the shares of our common stock into which the Series B Preferred Stock sold pursuant to the January Securities Purchase Agreement is convertible and the shares of our common stock for which the Series F Warrants and the Series G Warrants sold pursuant to the January Securities Purchase Agreement are exercisable.

The following summary description of the material agreements entered into in connection with the transaction described above and the terms of the Series B Preferred Stock is qualified in its entirety by reference to the copies of such material agreements and the Certificate of Designations for the Series B Preferred Stock filed as exhibits to this Current Report on Form 8-K.

January Securities Purchase Agreement

The January Securities Purchase Agreement provided for the sale by us to the Investor of (i) 50 shares of Series B Preferred Stock (ii) Series F Warrants to purchase an aggregate of 375,000 shares of common stock and (iii) Series G Warrants to purchase an aggregate of 250,000 shares of common stock. Pursuant to the January Securities Purchase Agreement, the aggregate purchase price for the Series Preferred Stock, the Series F Warrants and the Series G Warrants was $500,000, which was paid by wire transfer of immediately available funds.

The January Securities Purchase Agreement provides to the Investor, for a period of eighteen months after the closing date, a right of first refusal with respect to subsequent placements of equity or equity equivalent securities by us. The right of first refusal is on a pro rata basis (based upon the amount invested) with Gottbetter Capital Master, Ltd.

The January Securities Purchase Agreement contains certain restrictions on our ability to: (i) declare dividends; (ii) reclassify, combine or reverse split our Common Stock; (iii) incur liens; (iii) incur certain types of indebtedness; (iv) issue classes of securities senior to, or parri passu with, the Series B Preferred Stock; (v) liquidate or sell a substantial portion of our assets; (vi) enter into transactions that would result in a Change of Control (as defined in the January Securities Purchase Agreement); (vi) amend our charter documents in a way that adversely affects the rights of the Investor; (vii) except through Xeni Financial Services, Corp., make loans to, or advances or guarantee the obligations of, third parties; (viii) make intercompany transfers; (ix) engage in transactions with officers, directors, employees or affiliates; (x) divert business to other business entities; (xi) make investments in securities or evidences of indebtedness (excluding of loans made by Xeni Financial Services, Corp.) in excess of $250,000 in a calendar year; and (xii) file registration statements.

Events of default under the January Securities Purchase Agreement include: (i) default in the payment of dividends on or the failure to redeem the Series B Preferred Stock when due; (ii) failure to perform the covenants contained in the Securities Purchase Agreement or the related transaction documents; (iii) failure to file, or cause to become effective, a registration statement covering the shares of common stock underlying the Series F Warrants, the Series G Warrants and the Series B Preferred Stock within the timeframes required by the Registration Rights Agreement or the failure to keep such registration effective as required by the Registration Rights Agreement; (iv) suspension from listing on the OTC Bulletin Board or other exchange for 10 consecutive trading days; (v) the failure to timely deliver shares of common stock upon conversion of the Series B Preferred Stock or exercise of the Series F Warrants or the Series G Warrants; (vi) default in the payment of indebtedness in excess of $250,000; (vii) a judgment entered against us in excess of $250,000; and (viii) insolvency, bankruptcy and similar circumstances.

The January Securities Purchase Agreement also contains customary representations, warranties, covenants and indemnification provisions for transactions of the type entered into between the Company and Investor.

Series B Preferred Stock

On January 17, 2008 we filed an amended and restated Certificate of Designations (as amended and restated, the “Certificate of Designations”) with the Secretary of State of the State of Delaware, to, among other things, increase the number of authorized shares of Series B Preferred Stock from 250 shares to 325 shares.

The Certificate of Designations, which designates the rights, preferences, privileges and terms of the Series B Preferred Stock provides that the Series B Preferred Stock will rank senior to other classes of common stock and preferred Stock that are currently outstanding as to distributions of assets upon liquidation, dissolution or winding up and as to payment of dividends on shares of equity securities.

Each share of Series B Preferred Stock is entitled to cumulative dividends at the annual rate of 8% of the stated value of the Series B Preferred Stock. The stated value of each share of Series B Preferred Stock is $10,000. Dividends are payable in cash or additional shares of Series B Preferred Stock.

Each share of Series B Preferred Stock is convertible, at any time, at the option of the holder, into the number of shares of common stock determined by dividing the stated value of the Series B Preferred Stock by the conversion price. The initial conversion price of the Series B Preferred Stock is $2.25 per share.

The conversion price is subject to adjustment for stock splits, dividends, subdivisions, distributions reorganizations and similar transactions. Furthermore, the conversion price is also subject to adjustment in the event of the issuance of securities for a price below the conversion price then in effect or the issuance of convertible securities with an exercise or conversion price that is less than the then current conversion price for the shares of Series B Preferred Stock.

To the extent that any shares Series B Preferred Stock remain outstanding on September 28, 2008, each holder thereof shall have the option to either require us to redeem such holder’s shares of Series B Preferred Stock or convert such holder’s shares of Series B Preferred Stock into shares of common stock at the conversion price then in effect.

Holders of Series B Preferred Stock have the option to require us to redeem shares of Series B Preferred Stock in the event of a Change of Control (as defined in the Certificate of Designations).

Holders of Series B Preferred Stock are entitled to vote on matters submitted to our stockholders as if the Series B Preferred Stock had been converted into shares of Common Stock pursuant to the terms of the Certificate of Designations. To the extent the holders of Series B Preferred Stock are required to vote separately, as a class, the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock will be required to approve the matter to be voted upon.

As of the date of this report, there are 250 shares of Series B Preferred Stock issued and outstanding.

Series F Warrants

The Series F Warrants are exercisable at a price of $2.25 per share for a period of seven years from the date of issuance. The Series F Warrants may be exercised on a cashless basis. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our common stock and similar transactions, distributions of assets, issuances of shares of common stock with a purchase price below the exercise price of the Series F Warrants, issuances of any rights, warrants or options to purchase shares of our common stock with an exercise price below the exercise price of the Series F Warrants, issuances of convertible securities with a conversion price below the exercise price of the Series F Warrants.

As of the date of this report, the outstanding Series F Warrants are exercisable for an aggregate of 1,875,000 shares or our common stock.

Series G Warrants

The Series G Warrants are exercisable at a price of $2.50 per share for a period of seven years from the date of issuance. The Series G Warrants may be exercised on a cashless basis. The exercise price will be subject to adjustment in the event of subdivision or combination of shares of our common stock and similar transactions, distributions of assets, issuances of shares of common stock with a purchase price below the exercise price of the Series G Warrants, issuances of any rights, warrants or options to purchase shares of our common stock with an exercise price below the exercise price of the Series G Warrants, issuances of convertible securities with a conversion price below the exercise price of the Series G Warrants.

As of the date of this report, the outstanding Series G Warrants are exercisable for an aggregate of 1,250,000 shares of our common stock.

Company Security Agreement

Pursuant to the terms of the January Securities Purchase Agreement, we agreed that the lien granted pursuant to the Company Security Agreement would, in addition to securing the obligations previously secured thereby, secure our obligations in connection with the January Securities Purchase Agreement, the January Transaction Documents and the Series B Preferred Stock issued in connection with the January Securities Purchase Agreement. The Company Security Agreement provides for a lien on all of our assets in favor of the Investor.

Guaranty Agreements

Pursuant to the terms of the January Securities Purchase Agreement, we agreed that the Guaranty Agreements would, in addition to applying to the obligations previously guaranteed thereby, apply to our obligations in connection with the January Securities Purchase Agreement, the January Transaction Documents and the Series B Preferred Stock issued pursuant to the January Securities Purchase Agreement. The Guaranty Agreements provide for unconditional guaranties of the obligations guaranteed thereunder.

Guarantor Security Agreements

Pursuant to the terms of the January Securities Purchase Agreement, we agreed that the security interests granted by our subsidiaries pursuant to the Guarantor Security Agreements would, in addition to securing the obligations previously secured thereunder, secure the obligations of our subsidiaries under the Guaranty Agreements insofar as those obligations related to the January Securities Purchase Agreement, the January Transaction Documents and the Series B Preferred Stock issued pursuant to January Securities Purchase Agreement. The Guarantor Security Agreements provide for liens in favor of the Investor on all of the assets of each of our subsidiaries, except for the accounts receivable and certain contract rights of Xeni Financial Services, Corp.

Amendment to Registration Rights Agreement

Pursuant to a First Amendment to Registration Rights Agreement, dated January 18, 2008, we agreed that, in addition to registering the securities previously covered by the Registration Rights Agreement, to register for resale, the shares of our common stock into which the Series B Preferred Stock sold pursuant to the January Securities Purchase Agreement is convertible and the shares of our common stock for which the Series F Warrants and the Series G Warrants sold pursuant to the January Securities Purchase Agreement are exercisable.

The Registration Rights Agreement requires us to file a registration statement covering the resale of the shares underlying the Senior Note, the Series D Warrants and the Series E Warrants within 365 calendar days after September 28, 2007. We are required to cause such registration statement to become effective on or before the date which is 485 calendar days after the filing of such registration statement. In addition to it being an event of default under the Securities Purchase Agreement, if we fail to file such registration statement in the time frame required, fail to cause it to become effective in the time frame required, or fail to maintain the effectiveness of the registration statement as required by the Registration Rights Agreement, we will be required to pay a cash penalty in the amount of 2% of the aggregate stated value of the Series B Preferred Stock for each month, or part thereof, that the registration statement is not filed or effective, as the case may be. The cash penalty is limited to 15% of the aggregate stated value of the Series B Preferred Stock.

The Registration Rights Agreement also provides for piggyback registration rights.

 Item 3.02 Unregistered sales of Equity Securities.

Item 1.01 above is incorporated into this Item 3.02 by reference.

Investor is an “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended, or the Securities Act. None of the Series B Preferred Stock, the Series F Warrant, the Series G Warrant or the shares of our common stock underlying such securities were registered under the Securities Act, or the securities laws of any state and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.

We made this determination with respect to the sale of the Series B Preferred Stock, the Series F Warrant, the Series G Warrant based on the representations of the Investor, which included, in pertinent part, that Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that Investor was acquiring the securities it was acquiring for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution, and that Investor understood such securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Thus, the Series B Preferred Stock, the Series F Warrant, the Series G Warrant and shares of common stock underlying such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations designating the rights, preferences, privileges and restrictions on the Series B Preferred Stock.

4.1	Securities Purchase Agreement, dated January 18, 2008, by and between Investor and MDwerks, Inc.

4.2	Class F Warrant to purchase 375,000 shares of Common Stock at a price of $2.25 per share

4.3	Class G Warrant to purchase 250,000 shares of Common Stock at a price of $2.50 per share

4.5	First Amendment to Registration Rights Agreement between MDwerks, Inc. and Investor

10.1	Guaranty issued to Investor by Xeni Financial Services, Corp.*

10.2	Guaranty issued to Investor by Xeni Medical Billing, Corp.*

10.3	Guaranty issued to Investor by MDwerks Global Holdings, Inc.*

10.4	Guaranty issued to Investor by Xeni Medical Systems, Inc.*

10.5	Guaranty issued to Investor by Patient Payment Solutions, Inc.*

10.6	Security Agreement entered into by and between Investor and MDwerks, Inc.*

10.7	Security Agreement entered into by and between Investor and Xeni Medical Billing, Corp.*

10.8	Security Agreement entered into by and between Investor and MDwerks Global Holdings, Inc.*

10.9	Security Agreement entered into by and between Investor and Xeni Medical Systems, Inc.*

10.10	Security Agreement entered into by and between Investor and Xeni Financial Services, Corp.*

* Incorporated by reference to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MDWERKS, INC.

Dated: January 23, 2008	By:	/s/ Howard B. Katz
Howard B. Katz
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations designating the rights, preferences, privileges and restrictions on the Series B Preferred Stock.

4.1	Securities Purchase Agreement, dated January 18, 2008, by and between Investor and MDwerks, Inc.

4.2	Class F Warrant to purchase 375,000 shares of Common Stock at a price of $2.25 per share

4.3	Class G Warrant to purchase 250,000 shares of Common Stock at a price of $2.50 per share

4.5	First Amendment to Registration Rights Agreement between MDwerks, Inc. and Investor

10.1	Guaranty issued to Investor by Xeni Financial Services, Corp.*

10.2	Guaranty issued to Investor by Xeni Medical Billing, Corp.*

10.3	Guaranty issued to Investor by MDwerks Global Holdings, Inc.*

10.4	Guaranty issued to Investor by Xeni Medical Systems, Inc.*

10.5	Guaranty issued to Investor by Patient Payment Solutions, Inc.*

10.6	Security Agreement entered into by and between Investor and MDwerks, Inc.*

10.7	Security Agreement entered into by and between Investor and Xeni Medical Billing, Corp.*

10.8	Security Agreement entered into by and between Investor and MDwerks Global Holdings, Inc.*

10.9	Security Agreement entered into by and between Investor and Xeni Medical Systems, Inc.*

10.10	Security Agreement entered into by and between Investor and Xeni Financial Services, Corp.*

* Incorporated by reference to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2007.